MAY 22, 2026
SUPPLEMENT TO
HARTFORD FIXED INCOME FUNDS PROSPECTUS
DATED FEBRUARY 27, 2026, AS SUPPLEMENTED TO DATE
This Supplement supersedes the supplement dated February 27, 2026 to the Hartford Fixed Income Funds Prospectus. This Supplement contains new and additional information regarding The Hartford High Yield Fund and should be read in connection with your Statutory Prospectus.
(A) At a meeting held on May 19-20, 2026, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (the “Company”) approved the conversion of The Hartford High Yield Fund (the “Acquired Fund”) into a newly created exchange-traded fund, Hartford High Yield ETF (the “Acquiring Fund”), pursuant to an Agreement and Plan of Reorganization and Liquidation (the “Conversion”). The Conversion is anticipated to occur after the close of trading on October 16, 2026 (or at such earlier or later date as determined by an officer of the Company) (the “Conversion Date”).
The Acquiring Fund has not commenced operations and will commence operations upon the closing of the Conversion. The Conversion will be effected through the reorganization of the Acquired Fund into the Acquiring Fund. The Acquiring Fund will have the same investment objective, principal investment strategy and fundamental policies as the Acquired Fund. Hartford Funds Management Company, LLC, the Acquired Fund’s investment manager, will serve as the investment manager to the Acquiring Fund. Wellington Management Company LLP will serve as the sub-adviser to the Acquiring Fund. Blake Huynh, CPA, will serve as the portfolio manager to the Acquiring Fund.
Hartford Funds Management Company, LLC believes that the Conversion will provide multiple benefits for shareholders of the Acquired Fund, including (1) lower net expenses taking into consideration an expense limitation arrangement that will be in place for at least one year from the Conversion Date; (2) additional trading flexibility with respect to fund shares; (3) increased portfolio holdings transparency; and (4) potential enhanced tax efficiency. The Conversion is structured to be a tax-free reorganization under the U.S. Internal Revenue Code of 1986, as amended. As a result, Acquired Fund shareholders generally will not recognize a taxable gain (or loss) for U.S. federal income tax purposes as a result of the Conversion (except with respect to cash received or with respect to investors whose shares are redeemed or whose investment is liquidated prior to and in connection with the Conversion, as explained elsewhere in this Supplement).
In connection with the Conversion, eligible shareholders of the Acquired Fund will receive shares of the Acquiring Fund equal in value to the number of shares of the Acquired Fund they own immediately prior to the Conversion, as well as a cash payment in lieu of any fractional shares of the Acquiring Fund, which cash payment may be taxable.
Prior to the Conversion, the Acquired Fund may engage in transition management techniques, such as selling portfolio investments, including in order to fund redemption transactions prior to and in connection with the Conversion. The purchase and sale of securities during this transition period may be made at a disadvantageous time. Sales of such assets may result in taxable income or gains to the Acquired Fund, which may result in increased taxable distributions to shareholders either by the Acquired Fund prior to the Conversion or by the Acquiring Fund after the Conversion, as well as transaction costs. Furthermore, redemptions of a large number of shares of the Acquired Fund relative to the size of the Acquired Fund may have adverse tax consequences limiting the use of any capital loss carryforwards and certain other losses of the Acquired Fund to offset any future realized capital gains. The Acquired Fund may pay a distribution of ordinary income and/or capital gains prior to the Conversion Date. Please consult your tax advisor for information regarding the tax consequences, if any, applicable to your investment.
The information about tax consequences in this Supplement relates to the U.S. federal income tax consequences of the Conversion only. Shareholders should consult their tax advisors about possible federal, state and local tax consequences of the Conversion.
Importantly, in order to be eligible to receive shares of the Acquiring Fund as part of the Conversion, Acquired Fund shareholders must hold their shares of the Acquired Fund through a brokerage account that can accept shares of the Acquiring Fund. If Acquired Fund shareholders do not hold their shares of the Acquired Fund through that type of brokerage account, they will not receive shares of the Acquiring Fund as part of the Conversion. For Acquired Fund shareholders that do not currently hold their shares of the Acquired Fund through a brokerage account that can hold shares of the Acquiring Fund, please see the Q&A that follows for additional actions that such Acquired Fund shareholders must take to receive shares of the Acquiring Fund as part of the Conversion. No further action is required for Acquired Fund shareholders that hold shares of the Acquired Fund through a brokerage account that can hold shares of the Acquiring Fund.

Completion of the Conversion is subject to a number of conditions under the Agreement and Plan of Reorganization and Liquidation, but shareholders of the Acquired Fund are not required to approve the Conversion. Existing Acquired Fund shareholders will receive an information statement/prospectus describing in detail both the Conversion and the Acquiring Fund, and summarizing the Board’s considerations in approving the Conversion.
Effective as of the close of business on June 30, 2026, the following changes to the Acquired Fund will take effect: (1) the Acquired Fund will be closed to new investors with limited exceptions; (2) new accounts may no longer be established directly through the Acquired Fund’s transfer agent; (3) no contingent deferred sales charge (“CDSC”) will be imposed on redemptions of the Class A or Class C shares; (4) no sales charges will be imposed on purchases of Class A shares; (5) any current Letter of Intent (LOI) under which Class A shares of the Acquired Fund were purchased will be considered completed; (6) no finders’ fees or upfront commissions will be paid to financial intermediaries on Class A or Class C shares; and (7) distribution and service (Rule 12b-1) fees on all applicable Acquired Fund share classes will be waived.
In anticipation of the Conversion, purchase orders, exchange orders, and redemption orders will only be accepted by the Acquired Fund until the dates indicated below:
Final Date to Purchase Fund Shares for Existing Shareholders	Final Date to Redeem Fund Shares or Exchange Fund Shares for another Hartford Mutual Fund
October 9, 2026	October 15, 2026
IMPORTANT NOTICE ABOUT YOUR FUND ACCOUNT
QUESTIONS AND ANSWERS
The following is a brief Q&A that provides information to help you to determine if you need to take action with respect to your shareholder account prior to the Conversion.
Q.
What types of shareholder accounts can receive shares of the Acquiring Fund as part of the Conversion?
A. If you hold your shares of the Acquired Fund in a brokerage account that permits you to purchase securities traded in the stock market, such as exchange-traded funds (ETFs) or other types of stocks, then you will be eligible to receive shares of the Acquiring Fund in the Conversion. No further action is required.
Q. What types of shareholder accounts cannot receive shares of the Acquiring Fund as part of the Conversion and what will happen if I have such an account?
A. The following account types cannot hold shares of ETFs:
Non-Accommodating Brokerage Accounts. If you hold your shares of the Acquired Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Conversion, you will not receive shares of the Acquiring Fund as part of the Conversion. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Acquired Fund shares as of the Conversion Date, which is a taxable event.
Retirement Accounts Held with Financial Intermediary. If you hold your shares of the Acquired Fund through an individual retirement account (“IRA”) or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the Conversion or, if applicable, your financial intermediary may transfer your investment in the Acquired Fund to a different investment option prior to the Conversion.
Direct Held Retirement and Qualified Accounts. If you own shares of the Acquired Fund in a directly held retirement account, such as an IRA, or Coverdell account through Hartford Funds and maintained by UMB Bank, n.a. (a “Direct Held Qualified Account”), we encourage you to (i) transfer your Acquired Fund shares to a brokerage account that can accept shares of the Acquiring Fund (see “Direct Accounts” below for more information) prior to the Conversion or (ii) provide instructions for the exchange or reinvestment of Acquired Fund shares prior to the Conversion. If a Direct Held Qualified Account shareholder does not provide instructions prior to the Conversion, your Acquired Fund shares will –    without any further notice –    be automatically exchanged on the Conversion Date for shares of The Hartford Short Duration Fund (“Short Duration Fund”). This automatic exchange provision is disclosed in the applicable custodial agreement and is applicable to each Direct Held Qualified Account. The Short Duration Fund has a different investment objective, principal investment strategy and principal risks than the Acquired Fund. If you do not wish for your Acquired Fund shares to be automatically exchanged for shares of the Short Duration Fund, you must contact the Acquired Fund at 1-888-843-7824 before the Conversion Date. If the Acquired Fund does not receive any instructions prior to the

Conversion Date, your Acquired Fund shares held in the Direct Held Qualified Account will be exchanged for shares of the same class of the Short Duration Fund. More information will be provided in a separate letter to Direct Held Qualified Account shareholders.
Direct Accounts. If you hold your shares of the Acquired Fund in an account directly (i.e. not plan level or an omnibus position) with the Acquired Fund’s transfer agent, Hartford Administrative Services Company, you should transfer your shares of the Acquired Fund to a brokerage account that can accept shares of the Acquiring Fund prior to the Conversion. If such a change is not made prior to the Conversion, you will not receive shares of the Acquiring Fund as part of the Conversion. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Acquired Fund shares as of the Conversion Date, which is a taxable event.
In some cases, the liquidation of your investment and return of cash, or the transfer of your investment to another fund, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Please consult with your financial intermediary for more information on the impact that the Conversion will have on you and your investments.
If you are unsure about the ability of your account to accept shares of the Acquiring Fund, please call 1-888-843-7824 or contact your financial professional or other financial intermediary.
Q. How do I transfer my Acquired Fund shares from a Direct Held Retirement and Qualified Account to a brokerage account that will accept the Acquiring Fund shares?
A. If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Acquired Fund into your brokerage account. Also inform your broker that such an account will need to be set up to accept shares of an ETF, such as the Acquiring Fund. If you do not have a brokerage account or a relationship with a brokerage firm, you will need to open an account.
We suggest you provide your broker with a copy of your quarterly statement from the Acquired Fund. Your broker will require your account number with the Acquired Fund, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the Acquired Fund’s transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.
Q. How do I transfer my Acquired Fund shares from a Non-Accommodating Brokerage Account to a brokerage account that will accept the Acquiring Fund shares?
A. The broker where you hold your Acquired Fund shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in Acquiring Fund shares. Contact your broker right away to make the necessary changes to your account.
Q. What if I do not want to own shares of the Acquiring Fund?
A. If you do not want to receive shares of the Acquiring Fund in connection with the Conversion, you can exchange your Acquired Fund shares for shares of the same class of another Hartford mutual fund if such share class is available or redeem your Acquired Fund shares. Prior to doing so, however, you should consider the tax consequences associated with either action. Before exchanging shares, you should also carefully read the Statutory Prospectus section entitled “How To Buy And Sell Shares - Exchanging Shares.” Redemption of your Acquired Fund shares will be a taxable event if you hold your shares in a taxable account. The last date to redeem your shares or exchange them into another Hartford mutual fund prior to the Conversion will be October 15, 2026. The date may change if the Conversion Date of the Conversion changes.
* * * * *
In connection with the Conversion discussed herein, an information statement/prospectus that will be included in a registration statement on Form N-14 will be filed with the U.S. Securities and Exchange Commission (the “SEC”). After the registration statement is filed with the SEC, it may be amended or withdrawn and the information statement/prospectus will not be distributed to shareholders of the Acquired Fund unless and until the registration statement becomes effective. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Conversion. After they are filed, free copies of the materials will be available on the SEC’s website at www.sec.gov. These materials also will be available at no charge by calling 1-888-843-7824.

This communication is for informational purposes only and does not constitute an offer to sell shares of the Acquiring Fund. No offer of securities of the Acquiring Fund will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.
(B) Effective immediately, the following changes are being made to the above referenced Statutory Prospectus:
(1) Under the heading “The Hartford High Yield Fund Summary Section –  Principal Investment Strategy” in the above referenced Statutory Prospectus, the second, third and fourth paragraphs are deleted in their entirety and replaced with the following:
The Fund may invest up to 30% of its net assets in securities of foreign issuers, including non-dollar securities. Wellington Management generally seeks to hedge any foreign currency exposure back to U.S. dollars. The Fund may invest in bonds of any maturity or duration. The Fund may make use of derivative investments, including futures and options, swap transactions, forwards and foreign currency transactions to manage risk (including mitigating the effects of foreign currency fluctuations), to replicate securities the Fund could buy that are not currently available in the market, to manage liquidity, or for other investment purposes. The Fund may invest in certain restricted securities, such as securities that are only eligible for resale pursuant to Rule 144A, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S.
As part of the portfolio construction process, Wellington Management combines its top-down strategy with its bottom-up fundamental research. As part of this process, Wellington Management focuses on risk management; analysis of the business cycle; and sector and quality positioning. Wellington Management believes that opportunities arise when there are inefficiencies in the high yield market. To seek to take advantage of such inefficiencies, Wellington Management seeks to identify mispriced securities as part of the investment process.
Non-investment grade securities are securities rated “Ba” or lower by Moody’s Ratings, “BB” or lower by S&P Global Ratings or “BB” or lower by Fitch Ratings, Inc., or securities which, if unrated, are determined by Wellington Management to be of comparable quality. Debt securities include fixed income securities of any type, including but not limited to, corporate debt (including bonds), bank loans, loan participation interests, government debt, and other securities that have debt-like characteristics, such as certain convertible bonds and preferred securities. Debt securities may pay fixed, variable or floating interest rates. The Fund may invest up to 20% of its net assets in bank loans and loan participation interests. The Fund may invest up to 15% of its net assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The Fund may not always remain fully invested. For instance, when Wellington Management believes that market conditions are unfavorable for profitable investing or when it is otherwise unable to locate attractive investment opportunities, the Fund’s cash or cash equivalents may increase.
(2) Under the heading “The Hartford High Yield Fund Summary Section –  Principal Risks” in the above referenced Statutory Prospectus, the following risks are inserted after “Currency Risk”:
Loans and Loan Participations Risk –  Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. The risks associated with unsecured loans, which are not backed by a security interest in any specific collateral, are higher than those for comparable loans that are secured by specific collateral. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.
Many loans are subject to restrictions on resale (thus affecting their liquidity) and may be difficult to value. As a result, the Fund may be unable to sell its loan interests at an advantageous time or price. Loans and loan participations typically have extended settlement periods (generally greater than 7 days). As a result of these extended settlement periods, the Fund may incur losses if it is required to sell other investments or temporarily borrow to meet its cash needs. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).
The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower.

Loan interests may not be considered “securities,” and purchasers, such as the Fund, may not, therefore, be entitled to rely on the anti-fraud protections of the federal securities laws. The Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.
Convertible Securities Risk –  Convertible securities are subject to certain risks of both equity and debt securities. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.
Cash Position Risk –  When the Fund is not fully invested, the Fund is subject to the risk that it will not participate in market advances to the same extent that it would if it remained fully invested, which may prevent the Fund from achieving its investment objective.
(3) Under the heading “The Hartford High Yield Fund Summary Section –  Past Performance” in the above referenced Statutory Prospectus, the following bullet point is added below the first paragraph as the second bullet point:
●
Reflect the Fund’s performance when it pursued a modified investment strategy prior to March 31, 2026
(4) Under the heading “The Hartford High Yield Fund Summary Section - Management” in the above referenced Statutory Prospectus, the portfolio management table is deleted in its entirety and replaced with the following:
Portfolio Manager	Title	Involved with Fund Since
Blake Huynh, CPA	Managing Director, Fixed Income Portfolio Manager and Credit Analyst	March 2026
(5) Under the heading “Additional Information Regarding Investment Strategies and Risks –  High Yield Fund” in the above referenced Statutory Prospectus, the sub-section entitled “High Yield Fund” is deleted in its entirety and replaced with the following:
HIGH YIELD FUND
The sub-adviser, Wellington Management, employs a high conviction investment approach and combines top-down strategy with bottom-up fundamental research and comprehensive risk management within the portfolio construction process. Bottom-up, internally generated, fundamental research is combined with top down/sector themes which includes an analysis of the business cycle, together with sector and quality positioning. An important component of the portfolio construction process aims to build a portfolio that is well diversified by industry but also seeks to take advantage of favorable secular or cyclical industry trends. Business cycle analysis is important in determining the overall risk posture of the Fund. Wellington Management emphasizes risk control throughout the investment process through credit research, portfolio diversification, and analytics.
Wellington Management believes that opportunities arise when there are inefficiencies in the high yield market (for example, inefficiencies in the pricing of default risk). To seek to take advantage of such inefficiencies, Wellington Management seeks to identify mispriced securities as part of the investment process.
In addition to the principal strategies described in the summary section, the Fund may also (1) invest in other investment companies (including exchange-traded funds (ETFs)), (2) invest in exchange-traded notes, (3) invest in zero coupon securities, (4) invest in contingent capital securities (also known as contingent convertible securities or CoCos), which is a type of convertible securities, (5) use other types of derivative instruments, such as forward rate agreements, (6) invest in Section 4(a)(2) securities, a type of restricted security, and (7) invest in common stock. The Fund may also receive equity or equity-related securities in connection with a restructuring, conversion or workout of a prior or existing fixed income investment. The foreign issuers in which the Fund may invest include securities of emerging market issuers.
(6) Under the heading “More Information About Risks” in the above referenced Statutory Prospectus, the “X” next to each of “Convertible Securities Risk” and “Loans and Loan Participations Risk” for the “High Yield Fund” is deleted in the risk table and replaced with a “✓.”
(7) Under the heading “More Information About Risks” in the above referenced Statutory Prospectus, a “✓” is added next to “Cash Position Risk” for the “High Yield Fund” in the risk table.

(8) Under the heading “More Information About Risks” in the above referenced Statutory Prospectus, the first paragraph included for “Restricted Securities Risk” is deleted and replaced with the following:
RESTRICTED SECURITIES RISK –  Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S, and securities that are offered in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (“1933 Act”). Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. A Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, a Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material non-public information about the issuer, a Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses. Certain transactions in Section 4(a)(2) securities may qualify for the registration exemption provided in Rule 144A under the 1933 Act. Please see “Rule 144A Securities and Regulation S Securities Risk” below.
(9) Under the heading “The Investment Manager and Sub-Advisers –  Portfolio Managers –  High Yield Fund” in the above referenced Statutory Prospectus, the portfolio manager information is deleted in its entirety and replaced with the following:
Blake Huynh, CPA, Managing Director, Fixed Income Portfolio Manager and Credit Analyst of Wellington Management, has served as a portfolio manager for the Fund since March 2026. Mr. Huynh joined Wellington Management in 2014 and has been an investment professional since 1997.
(10) Under the heading “Fund Distributions and Tax Matters –  Dividends and Distributions” in the above referenced Statutory Prospectus, the following footnote is added next to the High Yield Fund:
**
Effective August 1, 2026, dividends from net investment income for the High Yield Fund will begin to be declared monthly instead of daily. The High Yield Fund will continue to distribute any net investment income on a monthly basis.
(11) The following is added as a new section after the “Performance Notes” section in the above referenced Statutory Prospectus:
Prior Performance of Wellington Management
The following tables present the past performance of a composite of certain accounts managed by Wellington Management, which serves as sub-adviser to the High Yield Fund (references to the “Fund” in this section refer to the High Yield Fund). The Total Return High Yield Composite (the “Composite”) consists of all accounts under discretionary management by Wellington Management in Wellington Management’s total return high yield investment strategy that have investment objectives, policies and strategies substantially similar to those of the Fund. The performance of the Composite reflects the performance of Wellington Management. The performance of the Composite has been adjusted to reflect the operating costs of Class A shares of the Fund. Historical performance has been prepared in compliance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the SEC’s method. Returns reflect all income, gains and losses and reinvestment of any dividends or capital gains without provision for federal or state income tax. Because the gross performance data of the Composite shown in the tables does not reflect the deduction of investment advisory fees paid by the Fund and certain other expenses that would be applicable to the Fund, the net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of Wellington Management in managing all total return high yield portfolios, with investment objectives, policies and strategies substantially similar to those of the Fund. To calculate the performance of the Composite (Net of Class A expenses (before fee waivers and/or expense reimbursements) and maximum Class A sales charge), the total annual fund operating expenses (before fee waivers and/or expense reimbursements) for Class A shares and the maximum sales charge payable by Class A shares of the Fund, as set forth in the Fund’s fee table in the Summary Section, were used. To calculate the performance of the Composite (Net of Class A expenses (before fee waivers and/or expense reimbursements) but excluding Class A sales charges), only the total annual fund operating expenses (before fee waivers and/or expense reimbursements) for Class A shares, as set forth in the Fund’s fee table in the Summary Section, were used. To calculate the performance of the Composite (Net of Class A expenses (after fee waivers and/or expense reimbursements) but excluding Class A sales charges), only the total annual fund operating expenses (after fee waivers and/or expense reimbursements) for Class A shares, as set forth in the Fund’s fee table in the Summary Section, were used. In each case, the expenses are higher than the highest total expenses applicable to any account in the Composite.

Certain accounts that are included in the Composite may not be subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Composite may have been less favorable had it been regulated as an investment company under the federal securities laws.
The historical performance of the Composite is not that of the Fund, is not a substitute for the Fund’s performance and is not necessarily indicative of the Fund’s future results. The Fund’s actual performance may differ significantly from the past performance of the Composite. The personnel who managed the accounts that make up the Composite, and who therefore generated, or contributed to, the historical performance shown may differ from the personnel managing the Fund. While the accounts in the Composite experience inflows and outflows of cash, there can be no assurance that the continuous offering of the Fund’s shares and its obligation to redeem its shares will not adversely affect the performance of the Fund.
COMPOSITE PERFORMANCE
Average annual total returns for the periods ended December 31, 2025
	1 Year	5 Years	Since Inception (May 31, 2020)
Composite (Net of Class A expenses (before fee waivers and/or expense reimbursements) and maximum Class A sales charge)*, **	3.95%	3.74%	6.15%
Composite (Net of Class A expenses (before fee waivers and/or expense reimbursements) but excluding Class A sales charges)*	8.85%	4.70%	7.03%
Composite (Net of Class A expenses (after fee waivers and/or expense reimbursements) but excluding Class A sales charges)*	8.91%	4.75%	7.08%
Composite (Gross)*	9.94%	5.75%	8.10%
Bloomberg US Corporate High Yield Bond Index (reflects no deduction for fees, expenses or taxes)*	8.62%	4.51%	6.23%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)*	7.30%	-0.36%	0.02%
*
This is not the performance of the Fund. The inception date of the Composite is May 31, 2020.
**
Reflects the maximum front-end sales charge applicable to Class A shares of the Fund, which is 4.50% (as a percentage of offering price).
Total returns for the periods ended December 31
	2020*	2021	2022	2023	2024	2025
Composite (Net of Class A expenses (before fee waivers and/or expense reimbursements) and maximum Class A sales charge)**, ***	10.50%	0.36%	-15.48%	9.00%	3.96%	3.95%
Composite (Net of Class A expenses (before fee waivers and/or expense reimbursements) but excluding Class A sales charges)**	15.70%	5.09%	-11.50%	14.14%	8.86%	8.85%
Composite (Net of Class A expenses (after fee waivers and/or expense reimbursements) but excluding Class A sales charges)**	15.76%	5.14%	-11.45%	14.20%	8.92%	8.91%
Composite (Gross)**	16.86%	6.14%	-10.61%	15.28%	9.95%	9.94%
Bloomberg US Corporate High Yield Bond Index (reflects no deduction for fees, expenses or taxes)**	12.43%	5.28%	-11.19%	13.45%	8.19%	8.62%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)**	1.93%	-1.54%	-13.01%	5.53%	1.25%	7.30%
*
Returns reflect since May 31, 2020.
**
This is not the performance of the Fund.
***
Reflects the maximum front-end sales charge applicable to Class A shares of the Fund, which is 4.50% (as a percentage of offering price).
Past performance does not guarantee future results. Performance for the periods subsequent to those periods reflected herein may be lower.
Please see “Performance Notes” for a description of the indices.
This Supplement should be retained with your Statutory Prospectus for future reference.
HV-7787
May 2026